UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2015
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 22, 2015, Discovery Laboratories, Inc., a Delaware corporation (the “Company”) and certain affiliates of Deerfield Management Company, L.P. (“Deerfield”) entered into a second amendment (the “Second Amendment”) to that certain Facility Agreement dated as of February 13, 2013 (the “Facility Agreement”) by and between the Company and Deerfield.  Pursuant to the Second Amendment, Deerfield purchased and accepted $5 million of units offered by the Company in its public offering (the “Public Offering”) of securities pursuant to an underwriting agreement by and between Stifel, Nicolaus & Company, Incorporated, on behalf of itself and as representative of the underwriters named therein, and the Company dated as of July 17, 2015.  The purchase and acceptance of the units by Deerfield satisfied future interest payments due to Deerfield under the Facility Agreement and related notes (the “Notes”).  The units purchased by Deerfield are comprised of Series A and Series B units.  The description of the Series A and Series B units is contained in the Company's Current Report of Form 8-K, dated July 17, 2015, and is incorporated by reference herein.

Pursuant to the Second Amendment, (i) the Company will pay accrued and unpaid interest on the Notes for the period from June 30, 2015 to and including July 22, 2015 at a rate of 8.75% in cash when due on September 30, 2015; (ii) Deerfield will apply the sum of $5 million, first, as a prepayment of the interest due on the principal installment due under the Notes on February 13, 2019 accruing from and after July 23, 2015, and second, as a prepayment of the interest due on the principal installment due under the Notes on February 13, 2018 accruing from and after July 23, 2015, as and when such payments are due and payable; and (iii) after such interest prepayment is fully allocated, any remaining interest due on the principal amount of the Notes shall accrue at a rate of 8.25% per annum.  No credit shall be given with respect to prepaid interest on principal under the Notes that is prepaid, in whole or in part, except for a prepayment at the election of the Company or a required prepayment pursuant to Section 5.3 of the Facility Agreement, in either case, in connection with a Qualified Major Transaction.  A “Qualified Major Transaction” means a Change of Control Transaction, as defined in certain common stock purchase warrants issued to Deerfield on February 13, 2013 (the “Warrants”), in which (i) the Company is not the surviving entity and (ii) the Company's Stock Price (as defined and determined pursuant to Schedule 1 of the Warrants) multiplied by the number of shares of Common Stock outstanding immediately prior to the consummation of such Change of Control Transaction, equals or exceeds $100,000,000.

In addition, the Company has agreed to pay Deerfield’s expenses (including reasonable counsel fees and expenses) incurred in connection with the Second Amendment.  All other provisions of the Facility Agreement shall remain in full force and effect.

The foregoing summary is qualified in its entirety by reference to the text of the Second Amendment, which is attached hereto as Exhibit 10.1, and the Warrant, which was filed as Exhibit 4.1 to the Company's 8-K/A filed with the Securities and Exchange Commission on June 14, 2013.

Item 8.01.	Other Events

Reference is made to the Facility Agreement described in Item 1.01.  Pursuant to the terms of a First Amendment dated July 9, 2015 to the Facility Agreement (the “First Amendment”), upon completion of a Strategic Transaction as defined therein on or before December 31, 2015, if within five business days thereafter, the Company prepays an additional $2.5 million of the principal amount then outstanding under the Notes, then upon such prepayment, the payment dates for the remaining principal installments due under the Notes shall be amended to eliminate the installment due on February 13, 2017 and to adjust the amounts due in each of February 13, 2018 and February 13, 2019 to $12.5 million and $12.5 million, respectively.  Upon conclusion of the Offering described in Item 1.01, which Offering constituted such a Strategic Transaction, on July 22, 2015, the Company prepaid an additional $2.5 million of the principal amount then outstanding under the Notes.  Therefore, in accordance with the First Amendment, effective July 22, 2015, the installment due on February 13, 2017 has been eliminated and the installment amounts due on each of February 13, 2018 and February 13, 2019 have been adjusted to $12.5 million and $12.5 million, respectively.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, which was filed on July 9, 2015 as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 9, 2015.

In addition, with respect to the Public Offering described above and in Item 1.01 of the Company's Current Report of Form 8-K dated July 17, 2015, as previously disclosed, the Company granted to the underwriters an option to purchase up to an additional 8.75 million units to cover over-allotments, if any.  On July 21, 2015, the underwriters notified the Company that they intended to exercise in full their over-allotment option and to close such option units simultaneously with the closing of the firm units.  Accordingly, following the closing of the Public Offering on July 22, 2015, the Company issued a press release announcing that it had completed a $40.25 million public offering of 25.08 million Series A units, which included 8.75 million over-allotment units, and 42.0 million Series B units, at a public offering price of $0.60 per unit.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment dated July 22, 2015 to Facility Agreement dated February 13, 2013 by and between the Company and Deerfield

99.1	Press Release dated July 22, 2015

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By	/s/ John G. Cooper
Name:	John G. Cooper
Title:	President and Chief Executive Officer

Date:  July 24, 2015